For period ending June 30, 2015    Exhibit 77O

File number 811-06637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ventas Realty, Limited Partnership 3.5% due 02/01/2025
2.  Date of Purchase:  01/07/2015  3.  Date offering commenced: 01/07/2015
4.  Underwriter(s) from whom purchased:  Bank of America / Merrill Lynch Financial Ct
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $12,956,190 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $597,978,000
8.  Purchase price (net of fees and expenses):  $99.663______
9.  Initial public offering price:  $99.663______
10.  Commission, spread or profit:   0.65%__              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone _______________________  Date: 01/09/2015

Print Name: Tim Winstone______________________________________________

For period ending June 30, 2015    Exhibit 77O

File number 811-06637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  AT&T Inc. 2.45% due 06/30/2020
2.  Date of Purchase:  04/23/2015  3.  Date offering commenced: 04/23/2015
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $8,995,410 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $2,998,470,000
8.  Purchase price (net of fees and expenses):  $99.949____
9.  Initial public offering price:  $99.949______
10.  Commission, spread or profit:   0.30%__              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ _ Branimir Petranovic II_____________________  Date: 04/30/2015

Print Name: __ Branimir Petranovic II__________________________________________

For period ending June 30, 2015    Exhibit 77O

File number 811-06637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Capitalization Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Cyberark Software Ltd./Israel
2.  Date of Purchase:  06/11/2015  3.  Date offering commenced: 06/11/2015
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: 100,000 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  4,900,000 shares
8.  Purchase price (net of fees and expenses):  $61____
9.  Initial public offering price:  $61______
10.  Commission, spread or profit:   2.25%              $1.3725/sh
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ _ Samuel Kim_____________________  Date: 06/22/2015

Print Name: __ Samuel Kim__________________________________________

For period ending June 30, 2015    Exhibit 77O

File number 811-06637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  ERP Operating LP. 3.375% due 06/01/2025
2.  Date of Purchase:  05/11/2015  3.  Date offering commenced: 05/11/2015
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Holdings
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $4,972,500 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $447,525,000
8.  Purchase price (net of fees and expenses):  $99.45___
9.  Initial public offering price:  $99.45______
10.  Commission, spread or profit:   0.65%__              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ _ Tim Winstone            Vivek Acharya_________  Date: 05/14/2015

Print Name: __ Tim Winstone_           Vivek Acharya_______  ________________

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